UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 9, 2016
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WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)
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Ireland	001-16503	98-0352587
(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)
c/o Willis Group Limited,
51 Lime Street, London, EC3M 7DQ, England and Wales
(Address, including Zip Code, of Principal Executive Offices)
(011) 44-20-3124-6000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
The information contained in Exhibits 99.1, 99.2 and 99.3 attached hereto is incorporated by reference into this Item 2.02. The information contained in this Item 2.02, including the attached exhibits, is being furnished under Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.

(a)
Financial Statements of Businesses Acquired. The unaudited condensed consolidated financial statements of Towers Watson & Co. for the six months ended December 31, 2015 and December 31, 2014, and the audited consolidated financial statements of Towers Watson & Co. for the fiscal year ended June 30, 2015, 2014 and 2013 are filed herewith as Exhibits 99.1 and 99.4, respectively and incorporated herein by reference.

(b)
Pro Forma Financial Information. The unaudited pro forma condensed consolidated financial information for Willis Towers Watson Public Limited Company as of and for the year ended December 31, 2015 is filed herewith as Exhibit 99.3 and incorporated herein by reference.

(d)Exhibits.

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP
99.1	Unaudited Condensed Consolidated Financial Statements of Towers Watson & Co. for the three and six months ended December 31, 2015 and December 31, 2014
99.2	Non-GAAP financial measures and reported financial results of Towers Watson & Co. for the three and six months ended December 31, 2015 and December 31, 2014
99.3
Unaudited Pro Forma Condensed Consolidated Balance Sheet and the Condensed Consolidated Statement of Income of Willis Towers Watson Public Limited Company as of and for the year ended December 31, 2015

99.4	Audited Consolidated Financial Statements of Towers Watson & Co. for the fiscal year ended June 30, 2015, 2014 and 2013
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Willis Towers Watson Public Limited Company

By:	/s/ ROGER F. MILLAY
Roger F. Millay
Chief Financial Officer

By:	/s/ SUSAN D. DAVIES
Susan D. Davies
Controller and
Principal Accounting Officer

Dated: March 9, 2016

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP
99.1	Unaudited Condensed Consolidated Financial Statements of Towers Watson & Co. for the three and six months ended December 31, 2015 and December 31, 2014
99.2	Non-GAAP financial measures and reported financial results of Towers Watson & Co. for the three and six months ended December 31, 2015 and December 31, 2014
99.3
Unaudited Pro Forma Condensed Consolidated Balance Sheet and the Condensed Consolidated Statement of Income of Willis Towers Watson Public Limited Company as of and for the year ended December 31, 2015

99.4	Audited Consolidated Financial Statements of Towers Watson & Co. for the fiscal year ended June 30, 2015, 2014 and 2013